INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
INCOME TAXES

NOTE 8 — INCOME TAXES

The Company considers new evidence (both positive and negative) at each reporting date that could affect our view of the future realization of deferred tax assets. We evaluate information such as historical financial results, historical taxable income, projected future taxable income, expected timing of the reversals of existing temporary differences and available prudent and feasible tax planning strategies in our analysis. Based on the available evidence, the Company continues to recognize a full valuation allowance against deferred tax assets in the United States and India.

Our income tax benefit (including discrete items) was $0 and $0 for the three and nine months ended September 30, 2024 and 2023, respectively. For the three and nine months ended September 30, 2024 and 2023, our effective tax rate differs from the statutory rate of the United States of 21% due to our valuation allowances in jurisdictions in the United States and India. The income tax benefits recognized relate to the partial release of the Company’s valuation allowance on its deferred tax assets due to the acquisition of deferred tax liabilities on intangible assets for which tax has no basis.

ConnectM Before Business Combination
INCOME TAXES

NOTE 13: INCOME TAXES

The components of the income tax provision (benefit) are as follows:

	Years ended December 31,
	2023	2022
Current
Federal	—	$—
State	—	—
Foreign	—	—
Total Current	—	—
Deferred
Federal	—	$(512,025)
State	—	(29,381)
Foreign	—	—
Total Deferred	—	(541,406)
Total income taxes	—	$(541,406)

The Company is subject to a federal income tax rate of 21.0%. Additionally, the Company is subject to a blended state income tax rate of 6.32% net of federal benefits. Lastly, the Company is subject to a foreign income tax rate as it relates to its India-based subsidiary of 18.0%. The Company has an effective tax rate of 0% and 13.19% for the years ended December 31, 2023 and 2022 due to the fact that the Company is in a full valuation allowance position. The income tax benefits recognized during the year ended December 31, 2022 relate to the partial release of the Company’s valuation allowance on its deferred tax assets due to the acquisition of deferred tax liabilities on intangible assets for which tax has no basis.

The principal components of deferred income tax assets, net, were as follows:

	Years ended December 31,
	2023	2022
Deferred tax assets
Depreciation	—	$35,967
Other	4,266	1,386
ROU asset	157,555	201,556
Net operating losses	5,408,937	3,038,057
Deferred tax assets	5,570,758	3,276,966
Less: Valuation allowance	(5,207,943)	(2,788,979)
Total deferred tax assets	$362,815	$487,987
Deferred tax liabilities
Depreciation, amortization, and impairment	(219,512)	(316,895)
Lease assets	(143,303)	(171,092)
Deferred tax liabilities	$(362,815)	$(487,987)
Net deferred tax assets	$—	$—

As of December 31, 20223 and 2022, the Company had Federal and state net operating loss carryforwards of approximately $20,000,792 and $11,214,397 which are available to offset future taxable income. They are due to expire starting in 2026. Federal net operating losses occurring after December 31, 2017, of approximately $18,703,617 may be carried forward indefinitely. A valuation allowance has been established for the full amount of net deferred income tax assets as management has concluded that it is more likely than not that the benefits from such assets will not be realized.